Exhibit 99.1



   Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

         I, James Q. Crowe, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Level 3 Communications, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the year ended December 31, 2001 of Level 3 Communications, Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Level 3 Communications, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



         /s/ James Q. Crowe
---------------------------             Subscribed and sworn to
James Q. Crowe                          before me this 14th day of
August 14, 2002                         August 2002.




                                         /s/ Kim Bartlett
                                         ------------------------
                                         Notary Public
                                         My Commission Expires: 9-30-2002
[Notary Seal]

   Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

         I, Sureel A. Choksi, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Level 3 Communications, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the year ended December 31, 2001 of Level 3 Communications, Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Level 3 Communications, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



         /s/ Sureel A. Choksi
------------------------------              Subscribed and sworn to
Sureel A. Choksi                            before me this 14th day of
August 14, 2002                             August 2002.



                                            /s/ Patricia A. Wozniak
                                            --------------------------
                                            Notary Public
[Notary Seal]                               My Commission Expires: June 28, 2002